EXHIBIT 10.1

WAIVER AND AMENDMENT NO. 2

WAIVER AND AMENDMENT NO. 2, dated as of December 14, 2009 (this “Waiver”) by and among Xerium Technologies, Inc. (“Xerium”), a Delaware corporation, XTI LLC (“XTI”), a Delaware limited liability company, Xerium Italia S.p.A. (“Italia SpA”), an Italian società per azioni, Xerium Canada Inc. (“Xerium Canada”), a New Brunswick (Canada) corporation resulting from the amalgamation of Stowe-Woodward/Mount Hope Inc. and Weavexx Corporation, Huyck Wangner Austria GmbH (“Huyck Austria”), an Austrian limited liability company (formerly known as Huyck Austria GmbH), and Xerium Germany Holding GmbH (“Germany Holdings”), a German limited liability company (each of Xerium, XTI, Italia SpA, Xerium Canada, Huyck Austria and Germany Holdings, individually, a “Borrower” and, collectively, the “Borrowers”), certain Subsidiaries (such capitalized terms and all other capitalized terms used herein and not otherwise defined herein have the meanings provided for in the Credit Agreement (as defined below)) of the Borrowers as Guarantors, the Banks party hereto, Citicorp North America, Inc., as Administrative Agent (together with its permitted successors, in such capacity, “Administrative Agent”) and Citicorp North America, Inc., as Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Borrowers, certain Subsidiaries of the Borrowers as Guarantors, the Banks, the Administrative Agent and Collateral Agent are parties to an Amended and Restated Credit and Guaranty Agreement dated as of May 20, 2008 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers, certain Subsidiaries of the Borrowers as Guarantors, certain of the Banks, the Administrative Agent and Collateral Agent are parties to a Waiver and Amendment No. 1 dated as of September 29, 2009 (the “September 2009 Waiver”);

WHEREAS, the Banks have made Loans to the Borrowers pursuant to the Credit Agreement;

WHEREAS, each Borrower and Guarantor expressly reaffirms all of the Credit Documents and the indebtedness and other obligations thereunder, each Borrower and Guarantor agrees that nothing contained herein shall operate to release the Borrowers and the Guarantors or any other Person or Persons from their liability to keep and perform the provisions, conditions, obligations and agreements contained in the Credit Documents, except as they may be herein waived, modified or amended and each Borrower and Guarantor hereby reaffirms that each provision, condition, obligation and agreement in such documents shall continue in full force and effect, except as herein waived, modified or amended;

WHEREAS, the validity, priority and perfection of all mortgages, security interests and other liens granted or created by the Collateral Documents are hereby acknowledged and confirmed by each Borrower and Guarantor, and each Borrower and Guarantor agrees that such documents shall continue to secure the Loans and the other Obligations pursuant to the terms of the Collateral Documents, without any change, loss or impairment of the priority of such mortgages, security interests or other liens as a result of this Waiver; and

WHEREAS, each Borrower and Guarantor understands, acknowledges and agrees that a Default or Event of Default as set forth in Sections 1 and 2 of this Waiver may have occurred but for the September 2009 Waiver or may occur, which event would, if continuing, relieve each of the Banks from their respective obligations to extend credit under the Credit Agreement and which event would, if continuing, permit the Requisite Banks to, among other things, cause the Administrative Agent to declare all Obligations to be immediately due and payable;

NOW, THEREFORE, in consideration of the mutual covenants made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Waiver agree as follows:

Section 1. Financial Covenant Defaults Waiver Period. Pursuant to the terms of the September 2009 Waiver, the Banks party thereto agreed to temporarily waive the Default or Event of Default that may have occurred but for the September 2009 Waiver under Section 8.1(c) of the Credit Agreement as a result of Xerium’s failure to comply with Sections 6.8(a), 6.8(b) and 6.8(c) of the Credit Agreement with respect to the fiscal period ending September 30, 2009 (the “Q3 Financial Covenant Defaults”). Each Borrower and Guarantor acknowledges that a Default or Event of Default may occur under Section 8.1(c) of the Credit Agreement as a result of Xerium’s failure to comply with Sections 6.8(a), 6.8(b) and 6.8(c) of the Credit Agreement with respect to the fiscal period ending December 31, 2009 (the “Q4 Financial Covenant Defaults” and, together with the Q3 Financial Covenant Defaults, the “Financial Covenant Defaults”). Subject to the terms of this Waiver, the Banks party hereto agree to (i) extend the temporary waiver with respect to the Q3 Financial Covenant Defaults and (ii) temporarily waive the Q4 Financial Covenant Defaults, in each case, for the period commencing on the date the conditions precedent contained in Section 4 of this Waiver are satisfied (the “Effective Date”) through and until the earlier of (i) the occurrence of any Default or Event of Default under any Credit Document other than the Financial Covenant Defaults and the Hedging Obligations Defaults (as defined below), (ii) the occurrence of a Waiver Termination Event (as defined below), (iii) termination of this Waiver by the Administrative Agent pursuant to Section 3(d) of this Waiver and (iv) 11:59 P.M., New York time, February 1, 2010 (such period the “Waiver Period”). The term “Waiver Termination Event” means the failure by Xerium to perform or comply with any term or provision contained in this Waiver and such failure or non-performance shall not have been remedied within five (5) Business Days after the earlier of (i) an officer of Xerium becoming aware of such failure or non-performance or (ii) receipt by Xerium of notice from the Administrative Agent or any Bank of such failure or non-performance. It is understood and agreed that during the Waiver Period, no Financial Covenant Default will be deemed to have occurred and be continuing and after the expiration of the Waiver Period, the Administrative Agent and the Banks may exercise the remedies set forth under the Credit Documents in respect of any Financial Covenant Default that is continuing.

Section 2. Waiver of Default in Hedging Obligations Agreements. Each Borrower and Guarantor acknowledges that Xerium, XTI and Xerium Canada may default in its obligations under agreements creating Hedging Obligations that are in effect on the date hereof and as a result an Event of Default may occur under Section 8.1(b) of the Credit Agreement (the “Hedging Obligations Defaults”). Subject to the terms of this Waiver, the Banks party hereto agree to temporarily waive the Hedging Obligations Defaults, solely for the Waiver Period. It is understood and agreed that during the Waiver Period, no Hedging Obligations Default will be deemed to have occurred and be continuing and after the expiration of the Waiver Period, the Administrative Agent and the Banks may exercise the remedies set forth under the Credit Documents in respect of any Hedging Obligations Default that is continuing.

Section 3. Certain Covenants and Agreements of the Borrowers; Amendments to Credit Agreement.

(a) Xerium agrees to deliver to the Administrative Agent the schedules, reports, forecasts and statements required to be delivered pursuant to Section 2(a) of the September 2009 Waiver, all of which shall be delivered on the dates required by Section 2(a) of the September 2009 Waiver.

(b) Notwithstanding anything to the contrary in the Credit Agreement, as of the Effective Date, the principal balance of all Loans due and payable shall bear interest at a rate that is 1.00% per annum in excess of the non-default interest rate otherwise payable under the Credit Agreement with respect to the applicable Loans.

(c) Notwithstanding anything to the contrary in the Credit Agreement, as of the Effective Date and during the Waiver Period, in no event shall new Revolving Loans be available to the Borrowers and each Borrower acknowledges and agrees that no Bank shall be obligated to make any Loans to any Borrower; provided that during the Waiver Period, the expiration date of Letters of Credit set forth on Schedule I to the September 2009 Waiver may be extended and Letters of Credit may be issued in each case in accordance with Section 2(c) of the September 2009 Waiver.

(d) Each of Xerium and the Administrative Agent agree to negotiate in good faith and use its best efforts to execute, no later than December 31, 2009, a term sheet for the restructuring of Xerium’s existing debt and equity. If such term sheet is not executed by December 31, 2009, the Administrative Agent, in its sole discretion, may terminate this Waiver upon five Business Days’ prior written notice to Xerium.

(e) Section 8.1 of the Credit Agreement shall be amended as follows:

(i) Clause (1) of the last paragraph of Section 8.1 shall be deleted in its entirety and replaced with the following:

“(1) upon the occurrence of an Event of Default described in Section 8.1(k), automatically, and”

(ii) Clause (D) of the last paragraph of Section 8.1 shall be amended by deleting the following:

“or upon the occurrence of any Event of Default specified in Section 8.1(f) and (g)”

Section 4. Conditions Precedent. The Effective Date shall be that date when, to the satisfaction of the Administrative Agent, the following conditions shall been satisfied or waived:

(a) The Borrowers, the Guarantors and the Requisite Banks shall have executed this Waiver and the Administrative Agent shall have received executed counterparts hereto from the Borrowers, the Guarantors and the Requisite Banks; and the Borrowers and the Guarantors shall have performed its obligations under all covenants and agreements required to have been performed as of the Effective Date;

(b) The Administrative Agent shall have received a certificate, dated the date hereof and signed by an Authorized Officer of Xerium, confirming that all conditions precedent to the effectiveness of this Waiver have been met, that all representations and warranties set forth herein are true, accurate and correct in all material respects and as to the absence of any Defaults or Events of Default (other than any Default or Event of Default waived by this Waiver or the September 2009 Waiver), in each case as provided for herein;

(c) Xerium agrees to pay to each Bank executing and delivering (by telecopy or otherwise) this Waiver (such Banks, the “Consenting Banks”), on or before 5:00 P.M., New York time, December 11, 2009, a fee equal to 0.05% (the “Consent Fee”) of the outstanding principal amount of all Loans (other than the Tranche 1 Revolving Loans) and the Tranche 1 Revolving Commitments of such Bank. The Consent Fee shall be fully earned and nonrefundable on the Effective Date. Xerium shall pay the Consent Fee to the Administrative Agent (for the benefit of the Consenting Banks) on such date in the currency in which the applicable Loans and the Tranche 1 Revolving Commitments are denominated; and

(d) The Administrative Agent shall have received payment in full of all fees and expenses due to the Administrative Agent and the Banks (including the reasonable fees and expenses due of its legal counsel and financial advisors invoiced prior to the Effective Date) under the Credit Agreement and in connection with this Waiver.

Section 5. Guarantor Assent. Each Guarantor assents to each and every term and provision of this Waiver.

Section 6. Effect on the Credit Agreement and the Other Credit Documents. Except to the extent expressly provided herein, this Waiver does not constitute, and shall not be deemed to constitute a waiver of (i) any Agent’s or Bank’s remedies under the Credit Documents or (ii) any Default or Event of Default. Except as expressly provided in this Waiver, no action taken by any Bank or Agent prior to, on or after the date hereof shall constitute a waiver or modification of any term or condition of any of the Credit Documents or of any instruments or agreements referred to therein, or prejudice any rights which any Agent or any of the Banks may now have as of the date hereof or may have in the future under or in connection with the Credit Documents or any of the instruments referred to therein, including without limitation all rights and remedies in connection with Defaults, Events of Default and failures of conditions precedent to the making of Loans and the issuance of Letters of Credit that have occurred and are continuing, all of which rights and remedies each Bank and each Agent hereby expressly reserves.

Section 7. Representations and Warranties. Each Borrower and each Guarantor represents and warrants to the Banks and the Agents that (i) as of the date hereof, no Default or Event of Default exists other than any Default or Event of Default waived by this Waiver or the September 2009 Waiver, (ii) all representations and warranties contained in the Credit Agreement and the other Credit Documents (other than, to the extent of any Default or Event of Default waived by this Waiver or the September 2009 Waiver, any representation and warranty that no Default or Event of Default exists) are true and correct in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, (iii) the execution, delivery and performance by each Borrower and Guarantor of this Waiver are within the powers of such Borrower and Guarantor, have been duly authorized by all necessary action and do not contravene the respective Organizational Documents of such Borrower and Guarantor, (iv) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by the Borrowers or the Guarantors of this Waiver, (v) this Waiver constitutes the legal, valid and binding obligations of each Borrower and Guarantor enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity and (vi) except as heretofore disclosed in writing by Xerium to the Banks, as of the date hereof, there is no pending or to the knowledge of the Borrowers and the Guarantors, threatened action, suit, proceeding, governmental investigation or arbitration against or affecting Xerium or any of its Subsidiaries that could reasonably be expect to have a Material Adverse Effect. Each Borrower and Guarantor acknowledges and agrees that each of the Credit Documents shall continue in full force and effect and is hereby ratified and confirmed (as modified and amended hereby), and that the Credit Parties’ Obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Waiver.

Section 8. Setoffs and Defenses. The Borrowers have no setoffs or defenses to their respective obligations under the Credit Documents and no claims or counterclaims against any of the Agents or the Banks.

Section 9. Releases by the Borrowers and the Guarantors. As an inducement to the Administrative Agent and the Banks to enter into this Waiver, each Borrower and Guarantor hereby releases and discharges the Banks and the Agents, and their respective successors and assignees, and all officers, directors, employees, agents, representatives, insurers and attorneys of each of them from all actions, counterclaims, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, admiralty or equity, against the Banks, the Agents and/or their successors and assigns which such Borrower or Guarantor ever had, now has or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever arising out of or in connection with the Credit Documents, from the time prior to the date of the Credit Agreement to the date hereof.

Section 10. Headings. The various headings of this Waiver are inserted for convenience only and shall not affect the meaning or interpretation of this Waiver or any provisions hereof.

Section 11. Execution in Counterparts. This Waiver may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Waiver by facsimile or by “PDF” shall be equally effective as delivery of an original executed counterpart of this Waiver. Xerium will use its commercially reasonable efforts to cause Huyck Wangner Vietnam Co Ltd (“HWV”) to become a party to this Waiver as soon as commercially practicable; however, notwithstanding anything to the contrary contained in Sections 3 and 7 of this Waiver, the due authorization, execution and delivery of this Waiver by HWV is not a condition precedent to the effectiveness of the Waiver, and the representations and warranties contained in Section 7 do not apply to HWV until it becomes a party hereto.

Section 12. No Waiver. No failure or delay on the part of the Agents or any Bank in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power. All rights and remedies existing under this Waiver and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 13. Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 14. Credit Document. This Waiver is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

Section 15. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

XERIUM TECHNOLOGIES, INC.

By: /s/Stephen R. Light

        Name: Stephen R. Light

        Title: Chairman, CEO, and President

XTI LLC

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Executive Vice President

XERIUM ITALIA S.P.A.

By: /s/Peter Williamson

        Name: Peter Williamson

        Title: Chairman

XERIUM CANADA INC.

By: /s/Stephen R. Light

        Name: Stephen R. Light

        Title: President and CEO

HUYCK WANGNER AUSTRIA GMBH

By: /s/Peter Williamson

        Name: Peter Williamson

        Title: Managing Director

XERIUM GERMANY HOLDING GMBH

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Managing Director

[Signature Page to Waiver and Amendment No. 2 (Xerium)]

HUYCK WANGNER GERMANY GMBH

By: /s/Stephen R. Light

        Name: Stephen R. Light

        Title: Managing Director

HUYCK WANGNER AUSTRALIA PTY.

    LIMITED

By: /s/Stephen R. Light

        Name: Stephen R. Light

        Title: CEO

By: /s/Tom Johnson

        Name: Tom Johnson

        Title: Managing Director

ROBEC WALZEN GMBH

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Managing Director

WANGNER ITELPA PARTICIPAÇÕES LTDA.

By: /s/Eduardo Fracasso

        Name: Eduardo Fracasso

        Title: President

XERIUM TECHNOLOGIES DO BRASIL

    INDÚSTRIA E COMÉRCIO S.A.

By: /s/Eduardo Fracasso

        Name: Eduardo Fracasso

        Title: Director and President

XERIUM DO BRASIL LTDA.

By: /s/Eduardo Fracasso

        Name: Eduardo Fracasso

        Title: Director

XERIUM (FRANCE) SAS

By: /s/Peter Williamson

        Name: Peter Williamson

        Title: President

STOWE WOODWARD FRANCE SAS

By: /s/Peter Williamson

        Name: Peter Williamson

        Title: President

STOWE WOODWARD AG

By: /s/Peter Williamson

        Name: Peter Williamson

        Title: President

HUYCK. WANGNER JAPAN LIMITED

By: /s/Stephen R. Light

        Name: Stephen R. Light

        Title: Chairman

STOWE WOODWARD MÉXICO, S.A. DE C.V.

By: /s/Stephen R. Light

        Name: Stephen R. Light

        Title: Chairman

TIAG TRANSWORLD INTERWEAVING GMBH

in Liquidation

By: /s/Walter Schürch

        Name: Walter Schürch

        Title: Managing Director

HUYCK. WANGNER (UK) LIMITED

By: /s/Stephen R. Light

        Name: Stephen R. Light

        Title: CEO

STOWE-WOODWARD (UK) LIMITED

By: /s/Stephen R. Light

        Name: Stephen R. Light

        Title: CEO

XERIUM TECHNOLOGIES LIMITED

By: /s/Stephen R. Light

        Name: Stephen R. Light

        Title: Director

HUYCK LICENSCO INC.

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Vice President and CFO

STOWE WOODWARD LLC

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Vice President and CFO

STOWE WOODWARD LICENSCO LLC

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Vice President and CFO

WEAVEXX LLC

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Vice President

XERIUM III (US) LIMITED

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Vice President

XERIUM IV (US) LIMITED

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Vice President and CFO

XERIUM V (US) LIMITED

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Vice President and CFO

WANGNER ITELPA I LLC

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Executive Vice President and CFO

WANGNER ITELPA II LLC

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Executive Vice President and CFO

XERIUM ASIA LLC

By: /s/David G. Maffucci

        Name: David G. Maffucci

        Title: Vice President and CFO

HUYCK WANGNER VIETNAM CO LTD

By: /s/Michael Praetzel

        Name: Michael Praetzel

        Title: General Director

HUYCK WANGNER SCANDINAVIA AB

By: /s/Peter Williamson

        Name: Peter Williamson

        Title: Director

STOWE WOODWARD SWEDEN AB

By: /s/Peter Williamson

        Name: Peter Williamson

        Title: Chairman

CITICORP NORTH AMERICA, INC.

as Administrative Agent, Issuing Bank, Collateral

    Agent and a Bank

By: /s/Nancy Rochford

        Name: NANCY ROCHFORD

        Title: Managing Director